Exhibit 99.1

EXCLUSIVE LICENSE AGREEMENT

This EXCLUSIVE LICENSE AGREEMENT (“Agreement”) is entered into and made effective as of August 5, 2008 (“Effective Date”) by INTUITIVE SURGICAL, INC., a Delaware corporation with principal offices located at 1266 Kifer Road, Sunnyvale, CA 94086 (“ISI”), and VIKING SYSTEMS, INC., a Delaware corporation having a place of business at 134 Flanders Rd, Westborough, MA 01581 (“VIKING”).  ISI and VIKING may be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A. Whereas, ISI has developed and markets proprietary computer-enhanced, minimally invasive surgical/interventional and diagnostic robotic devices;

B. Whereas, VIKING possesses rights to patents relating to devices used in surgery, including laparoscopic/endoscopic vision systems for minimally invasive surgeries;

C. Whereas, ISI desires to obtain from VIKING and VIKING wishes to grant to ISI an exclusive license under all of VIKING’s Licensed Patents and Applications limited to the Medical Robotics Field; and

D. Whereas, VIKING desires to obtain from ISI and ISI wishes to grant back to VIKING a nonexclusive license under the Licensed Patents and Applications for certain products in the Medical Robotics Field;

NOW, THEREFORE, the Parties hereby agree as follows:

TERMS AND CONDITIONS

1. DEFINITIONS.

1.1 “Affiliate” shall mean any entity, whether incorporated or not, which is controlled by, under common control with, or controls a Party, where “control” means the ability, whether directly or indirectly, to direct the affairs of another by means of ownership, contract, or otherwise.

1.2 “Computer” shall mean digital computers, analog computers, and/or electronic logic arrays that are used to translate an input into corresponding powered manipulator movements.

1.3 “Licensed Patents and Applications” shall mean:

(a) all worldwide patents owned (in whole or in part), acquired, and licensed (to the extent VIKING is empowered to sublicense) by VIKING at the Effective Date of this Agreement; and

(b) all worldwide patent applications owned (in whole or in part), acquired, and licensed (to the extent VIKING is empowered to sublicense) by VIKING at the Effective Date of this Agreement, all patent applications based on such applications, including all continuations, continuations in part filed within three (3) years of the Effective Date of this Agreement, divisionals, renewals, reissues, reexaminations, extensions, and international and foreign counterparts, and all patents that issue from all such applications.

1.4 “Medical Robotics Field” shall mean the use of Robotic Systems for any medical purpose, including medical diagnosis and/or treatment of a human or animal body or part thereof and/or simulation and/or modeling.

1.5 “Robotic System” shall mean a system which includes manipulator(s) and/or steerable device(s) that are computer aided or computer controlled.

1.6 “Vision Video Systems” shall mean endoscope and video camera products and/or systems or devices for use with endoscopes and video camera products for generating and/or displaying video images and includes head-mounted systems or devices.

2. GRANTED RIGHTS.

2.1 License Grant by Viking.

(a) VIKING hereby grants, and ISI hereby accepts, a fully-paid, royalty-free, perpetual, worldwide, non-revocable, sublicensable, transferrable, assignable, exclusive license under the Licensed Patents and Applications to make, have made, use, offer for sale, sell, import, and distribute products and services in the Medical Robotics Field as if ISI is the sole owner of such rights and released from any past or future claim arising from or related to the practice of the Licensed Patents and Applications.

(b) To be clear, the license granted in Section 2.1(a) is limited to the Medical Robotics Field as herein defined and does not limit VIKING’s right to make, have made, use, sell, offer to sell, or distribute (1) stereoscopic or non-stereoscopic vision video systems outside of the Medical Robotics Field or (2) endoscopes, video camera products, endoscope and video camera components, and related control, recording, and telecommunication systems and software in the Medical Robotics Field which do not practice any of the patents which are the subject of this Agreement.

(c) This Agreement is solely a patent license agreement and shall not be understood or construed to grant to ISI a license or other right to obtain, copy, use, sell, offer to sell, distribute, or disclose VIKING’s current know-how, trade-secrets, technology, software, or trademarks.

(d) Other than the license granted in Section 2.1(a), this Agreement shall not be understood or construed to grant to ISI a license or other right with respect to (1) any inventions, product, or technology, conceived, developed, or acquired by or licensed to VIKING after the Effective Date of this Agreement or (2) any patent applications or patents covering any of said inventions, products, or technology applied for or acquired by or licensed to VIKING after the Effective Date of this Agreement.

2.2 License Grant by ISI.

(a) ISI hereby grants back to VIKING, and VIKING hereby accepts, a fully-paid, royalty-free, perpetual, worldwide, non-revocable, non-sublicensable, non-transferrable, non-exclusive license under the Licensed Patents and Applications to make, use, and sell non-stereoscopic (i.e., monoscopic) Vision Video Systems in the Medical Robotics Field.

(b) ISI hereby grants back to VIKING, and VIKING hereby accepts, a fully-paid, royalty-free, perpetual, worldwide, non-revocable, nonsublicensable, non-transferrable, non-exclusive license under the Licensed Patents and Applications to make, use, and sell the unmodified current version, which has been marketed on or before the Effective Date of this Agreement, of its stereoscopic Vision Video Systems in the Medical Robotics Field, except that VIKING may modify its current version of the head mounted display (which uses U.S. Design Patent D415,146) solely to replace components no longer commercially available or to resolve compatibility issues with other components no longer commercially available.

(c) ISI hereby grants to any buyer of a Vision Video System sold by VIKING under Section 2.2(a) or 2.2(b), a license under the Licensed Patents and Applications to use the purchased system.

2.3 Enforcement. ISI shall have the right to enforce the Licensed Patents and Applications with respect to infringement occurring within the Medical Robotics Field.

(a) To the extent that VIKING is deemed an indispensable party in ISI patent infringement litigation involving the Licensed Patents and Applications, VIKING agrees to join ISI in such action.  ISI shall reimburse all of VIKING’s reasonable expenses, including attorney fees, in connection with patent infringement litigation involving the Licensed Patents and Applications that VIKING is required to join as an indispensable party.

(b) VIKING agrees to cooperate with ISI in any lawsuit that ISI brings against an infringer of the Licensed Patents and Applications and to join ISI as a party to such lawsuit if (i) requested by ISI and (ii) if ISI agrees to reimburse all of VIKING’s reasonable litigation expenses, including attorney fees, in such lawsuit.

(c) To the extent permissible under the Federal Rules of Civil Procedure, VIKING shall have the right to join in any ISI litigation involving the Licensed Patents and Applications.

(d) ISI and VIKING agree that the primary goal in litigating validity and enforceability issues associated with the Licensed Patents and Applications shall be the preservation of maximum claim breadth and enforcement rights, and the Parties shall cooperate with each other in good faith to achieve this mutual goal.  ISI agrees that it shall not consent to any judgment of any court or other tribunal or make any agreement with any third party regarding patent claim breadth or patent enforcement rights detrimental to VIKING without VIKING’s prior written consent, which shall not be unreasonably withheld.  VIKING agrees that it shall not consent to any judgment of any court or other tribunal or make any agreement with any third party regarding patent claim breadth or patent enforcement rights detrimental to ISI without ISI’s prior written consent, which shall not be unreasonably withheld.

(e) To the extent that ISI is deemed an indispensable party in VIKING patent infringement litigation involving the Licensed Patents and Applications, ISI agrees to join VIKING in such action.  VIKING shall reimburse all of ISI’s reasonable expenses, including attorney fees, in connection with patent infringement litigation involving the Licensed Patents and Applications that ISI is required to join as an indispensable party.

(f) ISI agrees to cooperate with VIKING in any lawsuit that VIKING brings against an infringer of the Licensed Patents and Applications and to join VIKING as a party to such lawsuit if (i) requested by VIKING and (ii) if VIKING agrees to reimburse all of ISI’s reasonable litigation expenses, including attorney fees, in such lawsuit.

(g) To the extent permissible under the Federal Rules of Civil Procedure, ISI shall have the right to join in any VIKING litigation involving the Licensed Patents and Applications.

2.4 Patent Filing, Prosecution, and Maintenance.  VIKING shall retain control over filing, prosecuting, and maintaining all Licensed Patents and Applications.  VIKING agrees to exercise diligence in the filing of patent applications, U.S. and foreign, for its inventions.  VIKING shall pay for all costs associated with filing, prosecution, and maintenance of all Licensed Patents and Applications, including re-examination, re-issuance, and interference proceedings.  ISI shall have the right, but not the obligation, at its expense, to review and provide suggested input to all proposed patent application and prosecution work, including re-examination, re-issuance, and interference proceedings.  VIKING will consider ISI’s input in good faith, and shall endeavor to achieve maximum claim breadth, including coverage in the Medical Robotics Field, that can reasonably be prosecuted in light of known prior art.

(a) VIKING agrees to pay and continue to pay all fees necessary to maintain the Licensed Patents and Applications in force.  VIKING may, at its discretion, decline to continue to maintain any particular one of the Licensed Patents and Applications in any country or region provided that VIKING provides timely notice to ISI of such decision, whereupon ISI may, at ISI’s discretion and with such reasonable assistance as may be required from VIKING, undertake the payment of the fee required to keep the particular Licensed Patent in force.  Upon payment of the required fee to maintain the particular Licensed Patent in force, ISI assumes VIKING’s ownership or licensed rights to the particular Licensed Patent.

(b) VIKING agrees to pay and continue to pay all fees and costs to file international and foreign patent applications under the Licensed Patents and Applications.  VIKING may, at its discretion, decline to apply for a particular one of the Licensed Patents and Applications in a particular country or region provided that VIKING provides timely notice to ISI of any such determination, whereupon ISI may, at its discretion and with such reasonable assistance as may be required from VIKING, at its own costs, apply for the particular patent in the particular country or region.  Upon applying for the particular patent in the particular country or region, ISI becomes the exclusive owner of all rights in the application for the particular patent in the particular country or region and any patents that are granted therefrom.

(c) For the purposes of Sections 2.4(a) and (b), “timely notice” shall mean:

(i) notice at least sixty (60) days prior to the final date on which the fee to continue maintenance of the particular Licensed Patent would otherwise be due, or at least thirty (60) days prior to the final date on which the filing of the Licensed Patents and Applications can be made; or

(ii) notice within ten (10) days of any proceeding or action by or against VIKING under Section 6.3.

3. CONSIDERATION.

3.1 Lump-sum Payment.  As consideration for the license granted to ISI and the license granted to VIKING in this Agreement, VIKING shall receive from ISI a payment of one million United States dollars (USD $1,000,000.00) payable within three (3) business days after this agreement has been signed by duly authorized officers of ISI and VIKING.

4. CONFIDENTIALITY.

4.1 Confidentiality Obligations.  “Confidential Information” means specifically and only the terms and conditions of this Agreement, including, but not limited to, the scope of the licensed field and the financial terms.  Each Party shall (i) keep Confidential Information strictly confidential, (ii) shall not use or disclose to a third party any Confidential Information except as permitted under this Agreement, and (iii) shall protect the Confidential Information against unauthorized disclosure using the same degree of care, but no less than a reasonable degree of care, as the Party uses to protect its own confidential information of a like nature.  However, the foregoing obligations shall not apply to information that the Party can show by competent written evidence was in the public domain prior to the time of disclosure to the third party or, after such disclosure, enters the public domain through no fault of the Party.

4.2 Disclosure as Required by Law.  Notwithstanding any provision of this Section, a Party shall be permitted to disclose the Confidential Information solely to the extent that such disclosure is required by law or by order of any court or governmental authority, provided, however, that the Party so required shall first have given advance written notice to the other Party, so as to permit the other Party to attempt to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued or for such other legal requirement, and that each Party cooperates in such efforts.  However, disclosures made under disclosure laws, including to the United States Securities Exchange Commission are not subject to the advance written notice requirement of this section.

4.3 Terms of the Agreement.  Notwithstanding the foregoing, each Party shall have the right to disclose the material terms of the Agreement in confidence to its accountants, attorneys, investors and prospective investors, acquirers, and merger partners.

4.4 Press Release.  Subject to prior approval by the Parties, ISI and VIKING may also agree to issue a joint press release upon the execution of the Agreement.

5. REPRESENTATIONS AND WARRANTIES.

5.1 Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party that:

(a) Such Party (i) is duly organized, validly existing, and in good standing under the laws of the state or country in which it is organized; (ii) has the power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not materially adversely affect such Party’s ability to perform its obligations under the Agreement.

(b) Such Party (i) has the power and authority and the legal right to enter into this Agreement and to perform its obligations (e.g., grant license) hereunder and (ii) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder.  This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, and binding obligation, enforceable against such Party in accordance with its terms.

(c) All necessary consents, approvals, and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with the Agreement, if any, will be obtained in a timely manner following written notice of the applicable requirement.

(d) The execution and delivery of the Agreement and the performance of such Party’s obligations hereunder (i) do not conflict with or violate any requirement of applicable laws or regulations or any material contractual obligation of such Party and (ii) do not materially conflict with, or constitute a material default or require any consent under, any material contractual obligation of such Party.

(e) Such Party shall perform its obligations under this Agreement in compliance with all applicable laws, rules, and regulations.

6. TERM AND TERMINATION.

6.1 Material Breach.  Except with respect to a breach by ISI to make the payment provided for in Section 3.1, a breach of which shall permit immediate termination by VIKING upon delivery of written notice, if either Party, at any time during the term of this Agreement, shall fail to perform any of its material obligations hereunder, the other Party may so notify the non-performing Party in writing of such default, stating in such written notice the obligations which the non-performing Party shall have failed to perform.  The non-performing Party shall then have forty five (45) days after the giving of such notice to remedy or have remedied such default.  In the case of a material breach under Section 2.3, the non-performing Party shall immediately remedy or have remedied such default.  If the non-performing Party fails to so cure the default, the aggrieved Party may at its option seeks damages or equitable relief including an injunction.

6.2 Term.  For the purposes of Sections 2.3, 2.4, 4.1 to 4.4, 5.1, 6.1 and 6.2 only, this Agreement shall continue in force for six years after the full term of the last to expire of the Licensed Patents and Applications.

6.3 Bankruptcy.  A party will be considered “Bankrupt” when it becomes insolvent, or voluntary or involuntary proceedings by or against such entity are instituted in bankruptcy or under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such entity for corporate reorganization or the dissolution of such entity, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or such party makes an assignment for the benefit of its creditors, or substantially all of the assets of such entity are seized or attached and not released within sixty (60) days thereafter.

(a) In the event of the Bankruptcy of ISI, VIKING has the option to terminate this agreement with immediate effect.

(b) In the event of the Bankruptcy of VIKING, the licenses to ISI under Section 2 hereunder shall continue in perpetuity and shall be considered as being fully paid up.

6.4 Retained Rights.  The licensed rights granted herein shall be deemed licenses of “intellectual property” for purposes of the United States Code, Title 11, Section 365(n).  In the event of VIKING’s bankruptcy and a subsequent rejection or disclaimer of this Agreement by a bankruptcy trustee or by VIKING as a debtor-in-possession, whether under the law of the United States or elsewhere, or in the event of a similar action under applicable law, ISI may elect to retain its licensed rights, subject to and in accordance with the provisions of the United States Code, Title 11, Section 365(n) or other applicable law.

7. MISCELLANEOUS.

7.1 Successors and Assigns.  Except as set forth elsewhere in this Agreement, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and the successors or assigns of the Parties hereto.

7.2 Waivers.  No waiver of any right by either Party under this Agreement shall be of any effect unless such waiver is in writing and signed by the waiving Party.  Any waiver of a default in performance hereunder shall be deemed a waiver of the particular instance only and shall not be deemed consent to continuing default.  Any purported waiver not consistent with the foregoing shall be void.

7.3 Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be invalid under any applicable statute, rule, or law, the Parties agree that such invalidity shall not affect the validity of the remaining provisions of the Agreement, and further agree, if possible, to substitute for the invalid provision a valid provision that most closely approximates the intent and economic effect of the invalid provision.

7.4 Headings.  Headings used in this Agreement are provided for convenience only and shall not in any way affect the meaning or interpretation hereof.

7.5 Choice of Law, Jurisdiction, and Venue.  This Agreement shall be construed, governed, interpreted, and enforced in accordance with the laws of the State of California without regard for the principles of conflict of laws, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.  Both Parties hereby consent to venue in and the exclusive jurisdiction of the federal and state courts located in California.

7.6 Notices.  Any notices given under this Agreement must be in writing and shall be deemed given and received five (5) days after the date of mailing, one (1) day after dispatch by overnight courier service, upon the day of dispatch if by facsimile prior to 5:00 p.m. recipient’s local time, and otherwise one (1) day after dispatch by facsimile, or upon receipt if by hand delivery.  Any notices pursuant to this Agreement shall be sent to the Parties at their respective addresses shown on the first page of this Agreement.  Each Party may change its address for receipt of notices by giving the other Party notice of the new address.

7.7 Force Majeure.  ISI will not be liable to VIKING for any failure by ISI, and VIKING will not be liable to ISI for any failure by VIKING, to fulfill its obligations under this Agreement if such failure is due to events or circumstances beyond the reasonable control of either Party including, but not limited to, acts of god, fire, flood, earthquake, war, riots, labor disputes, shortage of components, or any governmental law, order, regulation, or ordinance.

7.8 Relationship of the Parties.  The Parties understand and agree that their relationship hereunder is one of contract, and that they are not, and shall not be construed as being, partners, joint venturers, or agent and principal.  In no event shall either Party be authorized to act for, or on behalf of, the other Party.

7.9 Counterparts.  This Agreement may be executed in multiple copies, each of which shall be deemed an original, and all of which taken together will constitute one single agreement.

7.10 Ambiguities.  Ambiguities, if any, in this Agreement shall not be construed by default against either Party simply because one or the other Party is deemed to have drafted the provision at issue.

7.11 Entire Agreement; Amendment.  This Agreement sets forth the entire agreement between ISI and VIKING with respect to the subject matter hereof and supersedes any prior agreements, understandings, promises, and representations made by either Party to the other concerning such subject matter, unless incorporated herein by reference.  This Agreement may be amended only in writing, signed by both Parties.  Any purported oral modification hereof shall be void.

IN WITNESS WHEREOF, both ISI and VIKING have read, understood, accepted, agreed to, and executed this Agreement, by the duly appointed representatives, as of the Effective Date.

INTUITIVE SURGICAL, INC. By: /s/ Marshall Mohr Name: Marshall Mohr Title: Sr. VP and CFO Date: 8/6/08	VIKING SYSTEMS, INC. By: /s/ William C. Bopp Name: William C. Bopp Title: Chairman and CEO Date: 8/4/08